UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

 _________________

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, Suite 1700, New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 278-0900

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Amendment No. 3 to Loan and Security Agreement

On March 7, 2019, The OLB Group, Inc. (the “Company”) entered into Amendment No. 3 to Loan and Security Agreement (the “Amendment”) amending that certain Loan and Security Agreement, dated as of April 9, 2018 (the “Original Credit Agreement,” and as amended, including by the Amendment, the “Credit Agreement”), by and among GACP Finance Co., LLC, as administrative agent and collateral agent, the lenders party thereto, Securus365, Inc., eVance, Inc., eVance Capital, Inc., OMNISOFT, Inc., and Crowdpay.us, Inc., as borrowers, and the Company, as parent guarantor. Pursuant to the Amendment, among other things, the lenders waived the Company’s existing default under the Original Credit Agreement for its failure to comply with certain financial covenants set forth in the Original Credit Agreement and the parties amended the terms of the financial covenants that the Company must comply with. For more information related to the Original Credit Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2018.

Amendment No. 1 to Subordinated Promissory Note

On March 1, 2019, the Company entered into Amendment No. 1 to Subordinated Promissory Note (the “Subordinated Note Amendment”) with John Herzog, a significant stockholder of the Company (the “payee”). The purpose of the Subordinated Note Amendment was to amend that certain subordinated promissory note issued on July 26, 2018 in the principal amount of $1,000,000 (the “Note”) to reflect an increase in the amount of principal due under the note from $1,000,000 to $3,000,000 reflecting a payment made by the payee to the Company of $2,000,000 on November 14, 2018 (the proceeds of which were used by the Company to make a second required payment under the Credit Agreement) and to extend the maturity date of the Note from March 31, 2019 to September 30, 2020. Other than these changes, no other amendments were made to the Note. For more information related to the Note, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2018.

The foregoing descriptions of the Amendment and the Subordinated Note Amendment do not purport to be complete and are qualified in their entirety by reference to complete text of the Amendment and the Subordinated Note Amendment, copies of which are filed hereto as Exhibits 10.1 and 10.2.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 3 to Loan and Security Agreement, dated as of February 5, 2019, by and among GACP Finance Co., LLC, as administrative agent and collateral agent, the lenders party thereto, Securus365, Inc., eVance, Inc., eVance Capital, Inc., OMNISOFT, Inc., and Crowdpay.us, Inc., as borrowers, and the Company, as parent guarantor

10.2	Amendment No. 1 to Subordinated Promissory Note, dated as of November 14, 2018, by and between the Company and John Herzog

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2019

THE OLB GROUP, INC.

By:	/s/ Ronny Yakov
Name: Ronny Yakov
Title: President and Chief Executive Officer

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